UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________`

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________

Date of Report (Date of earliest event reported): December 1, 2006

First Financial Corporation
(Exact name of registrant as specified in its charter)

Texas	0-5559	74-1502313
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Washington Avenue, Waco, Texas		(Zip Code)
(Address of principal executive offices)		76701

(254) 757-2424
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Statement

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by First Financial Corporation ("FFC") on December 7, 2006 to report the execution of an agreement entitled Memorandum of Asset Purchase under which First Financial Corporation ("FFC") sold substantially all of the furniture, fixtures and equipment and the retail and wholesale loan production operations and going concern value of First Preference Mortgage Corp. ("FPMC") to Citizens Mortgage Corp. ("CMC"). This amendment to the December 7, 2006 Form 8-K provides the pro forma financial information that was not included under Item 9.01(b) in that Form 8-K, pursuant to Item 9.01(b)(2).

Item 9.01        Financial Statements and Exhibits.

(b) Pro forma financial information.

The following pro forma financial information is filed as Exhibit 99.3 and is incorporated herein by reference:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006.

Unaudited Pro Forma Consolidated Statements of Income for the Year Ended December 31, 2005.

Unaudited Pro Forma Consolidated Statements of Income for the Nine Months Ended September 30, 2006.

Notes to Pro Forma Consolidated Financial Information

(c) Exhibits

99.3     Unaudited Pro Forma Consolidated Financial Information.

  SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FINANCIAL CORPORATION

By:   /s/ David W. Mann
David W. Mann
President and Chief Executive Officer

Date: February 16, 2007